Equity Incentive Plan	6 Months Ended
Jun. 30, 2019
Equity Incentive Plan [Abstract]
Equity Incentive Plan
14.	Equity Incentive Plan:

On January 10, 2019, the Compensation Committee granted an aggregate of 144,000 restricted shares of common stock pursuant to the Plan. Of the total 144,000 shares issued, 66,667 shares were granted to the board of directors, 70,666 shares were granted to certain of the Company's employees and 6,667 shares were granted to the sole director of the Company's commercial manager, a non-employee. The fair value of each share on the grant date was $9.15. All the shares will vest over a period of two years. 48,000 shares vested on January 10, 2019, 48,000 shares will vest on October 1, 2019 and 48,000 shares will vest on October 1, 2020.